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                                                                      EXHIBIT 15

November 7, 2003

To the Board of Directors of First Community Bancshares, Inc.

We are aware of the incorporation by reference in the Registration Statement Nos. 333-63865, 333-31338, 333-75222, 333-104384 and 333-106338 of First
Community Bancshares, Inc. relating to the unaudited consolidated interim financial statements of First Community Bancshares that are included in its Form 10-Q for the quarter ended September 30, 2003.

/s/ Ernst & Young LLP
Charleston, West Virginia

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